UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2013

QUIDEL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2013, Quidel Corporation issued a press release announcing the financial results for its first quarter ended March 31, 2013 and will hold an earnings conference call at 2:00 p.m., Pacific Time, on April 23, 2013 to discuss such results. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On April 23, 2013, Quidel Corporation announced that its board of directors has authorized an amendment to the Company’s previously announced stock repurchase program to extend the program through April 22, 2015 and increase the amount available for purchase under the program. Under the amended program, the Company may repurchase up to $50 million in shares of its common stock, inclusive of the approximately $22.1 million available for repurchase under the stock repurchase program prior to the new authorization. The Company’s board of directors initially authorized the stock repurchase program in May 2005 and has extended and replenished the amount available under the program through additional authorizations from time to time.

The timing and pace of the Company’s stock repurchase activity, if any, will depend on several factors such as the amount of cash generation from operations, cash required to execute strategic growth initiatives and current stock price. Under the stock repurchase program, shares of the Company’s common stock may be repurchased from time to time in both privately negotiated and open market transactions, including pursuant to Rule 10b5-1 plans, in each case, subject to management’s evaluation of market conditions, applicable legal requirements and other factors. The program authorizes the Company to repurchase shares, but does not require the Company to repurchase shares and may be modified, suspended or terminated at any time without prior notice.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release, dated April 23, 2013, reporting Quidel Corporation’s financial results for its first quarter ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2013

QUIDEL CORPORATION

By:	/s/ Randall Steward
Name:	Randall Steward
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated April 23, 2013, reporting Quidel Corporation’s financial results for its first quarter ended March 31, 2013.